Exhibit 24.1

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Robert J. Allison, Jr.
Robert J. Allison, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Robert A. Day
Robert A. Day

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 18, 2008.

/s/ J. Bennett Johnston
J. Bennett Johnston

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Bobby Lee Lackey
Bobby Lee Lackey

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 21, 2008.

/s/ Gabrielle K. McDonald
Gabrielle K. McDonald

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 24, 2008.

/s/ J. Stapleton Roy
J. Stapleton Roy

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ J. Taylor Wharton
J. Taylor Wharton

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 20, 2008.

/s/ Charles C. Krulak
Charles C. Krulak

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Dustan E. McCoy
Dustan E. McCoy

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with full power of substitution, to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, post-effective amendments on Form S-8 to Registration Statements 33-26442, 33-6141 and 33-26443, related to certain Phelps Dodge Corporation employee benefits plans, and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on June 23, 2008.

/s/ Stephen H. Siegele
Stephen H. Siegele